UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2017 (May 23, 2017)

NANO MOBILE HEALTHCARE, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-55155	93-0659770
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization)		Identification Number)

3 Columbus Circle, 15th Floor

New York, NY 10019

(Address of principal executive offices, Zip code)

917-745-7202

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 23, 2017, Steven Steinhubl resigned from the board of directors of the Company and such resignation was not the result of any disagreement related to the operations, policies or practices of the Company.

On May 23, 2017, Tony van Bijleveld resigned from the board of directors of the Company and such resignation was not the result of any disagreement related to the operations, policies or practices of the Company.

On May 30, 2017, Robert Chicoski was appointed to serve as the Company’s Chief Financial Officer and as a member of the Company’s board of directors.

Robert Chicoski. Since 2004 Mr. Chicoski has been the acting CFO for two Boston-based businesses providing contract CFO services for all accounting, finance, tax and bank financing matters as well as other strategic business and corporate matters. From June 2012 through April 2017, Mr. Chicoski was the controller, acting Chief Financial Officer and Private Investor Mentor for GVP Global Corp, a Boston private equity investment company.  Mr. Chicoski has been a Certified Public accountant since 1969. He was the founder, Treasurer and Chief Financial Officer of a start- up company, World Energy Solutions, that was previously listed on the Over the Counter Exchange as XWES and subsequently acquired by EnerNOC in 2015. Mr. Chicoski received a BS in Accounting from Bentley College of Accounting and Finance.

On May 30, 2017, James C. Katzaroff was appointed to serve as a member of the Company’s board of directors.

James C. Katzaroff. Mr. Katzaroff is the founder of Advanced Medical Isotope Corp. (Symbol: ADMD) and was the Chief Executive Officer from 2007 through December 2016.  Mr. Katzaroff continues to serve as a director of ADMD.  ADMD is a late stage radiation oncology focused medical device company engaged in the development of yttrium-90 based brachytherapy devices for the treatment of non-resectable tumors.   Mr. Katzaroff holds a Bachelor’s Degree in Business Economics from the University of California, Santa Barbara and has completed advanced management courses at the University of Washington.

Item 9.01. Financial Statements and Exhibits.

None

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company does not undertake a duty to update any forward looking statements made in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO MOBILE HEALTHCARE, INC.

Date: May 31, 2017
By: /s/ Joseph C. Peters
Name: Joseph C. Peters
Title: Chief Executive Officer

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